UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: January 19, 2006

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

000-23415

22-3062052

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(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 19, 2006, Company entered into a Plan of Exchange and a Securities Exchange Agreement with Resilent LLC, doing business as Digital Defense Group (the “Exchange Agreement”).  Under the terms of the Exchange Agreement, Company acquired 11,818 Class “A” Membership Interest Units of Resilent LLC (the “Digital Defense Units”) in exchange for cash, a promissory note, and shares of Company’s common stock, par value $0.001.  As a result of the Exchange Agreement, Company now owns a majority interest in Digital Defense.

The Exchange Agreement provides that amounts payable under the Digital Defense promissory note shall be disbursed over the next several months, as cash is needed and requested by Digital Defense.  The shares of common stock issued to Digital Defense as part of the Exchange Agreement were granted with registration rights under a Registration Rights Agreement.  Company executed an Irrevocable Voting Proxy, under which Mr. Steven Campisi, CEO of Digital Defense, has voting rights for the 11,818 Digital Defense Units owned by Company.

Company has clawback rights to up to 1,500,000 of the shares it issued to Digital Defense, such clawback rights to vest in Company if the pre-tax earnings of Digital Defense for the 12-months following initial shipment do not meet certain minimum amounts, as set forth in the Exchange Agreement.

If the Company defaults under the terms of the promissory note executed in connection with the Digital Defense Transaction, certain Digital Defense Units will be returned to Digital Defense, as set forth in the Exchange Agreement. The Digital Defense Securities Exchange Agreement and Plan of Exchange contained customary representations, warranties, covenants, and conditions to closing.

The preceding description of the terms of the acquisition by Company of a majority interest in Digital Defense Group (the “Digital Defense Transaction”) is qualified in its entirety by the full text of the documents executed by the parties, which documents are filed as exhibits to this Current Report on Form 8-K, and incorporated by reference herein.  A copy of Company’s Press Release regarding the preceding transaction is filed as exhibit 99.1 hereto and is hereby incorporated by reference.

Item 2.01.

Completion of Acquisition or Disposition of Assets

The text set forth in Item 1.01 regarding Registrant’s acquisition of a majority interest in Digital Defense Group is incorporated by reference into this Item 2.01.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Items 1.01, 2.01 and 3.02 of this current report on Form 8-K pertaining to creation of a direct financial obligation of Company is hereby incorporated by reference into this Item 2.03.

Item 3.02

Sale of Unregistered Securities.

The information in Items 1.01, 2.01, and 2.03 above, regarding the issuance and potential issuance of the Company’s common stock in connection with the Digital Defense Transaction is incorporated by reference herein.

The common stock and warrants issued or issuable as set forth in Items 1.01, 2.01 and 2.03 have not been registered, based on Company’s reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits

(a)

The financial statements, if any, required by this item will be filed by within the time period prescribed by this item.

(b)

The pro forma financial information, if any, required by this item will be filed by within the time period prescribed by this item.

(c) Exhibits:

Exhibit No. 99.1	Description Press Release of Registrant dated January 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Date:

January 24, 2006

By:

/s/   Keith Feilmeier

Keith Feilmeier, President

Index to Exhibits

Exhibit No. 99.1	Description Press Release of Registrant dated January 19, 2006